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                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549


                                    FORM 8-K


                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported):  May 1, 2000


                                 Leapnet, Inc.

             (exact name of registrant as specified in its charter)



          Delaware                      000-20835                 36-4079500
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(State or other jurisdiction      (Commission File Number)      (IRS Employer
      of incorporation)                                      Identification No.)



420 West Huron Street, Chicago, Illinois                            60610
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(Address of principal executive offices)                          (zip code)



      Registrant's Telephone Number, including Area Code:  (312) 528-2400



                                      N/A
                                      ---

         (Former name or former address, if changed since last report)
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Item 1.  Changes in Control of Registrant

     Not applicable.

Item 2.  Acquisitions or Disposition of Assets

     On May 1, 2000, the Registrant completed the acquisition of SPR Inc., a Delaware corporation ("SPR"). The acquisition was consummated pursuant to an Agreement and Plan of Merger, dated January 27, 2000 (the "Merger Agreement"), providing for the merger of Brassie Corporation, a Delaware company and a wholly owned subsidiary of the Registrant, with and into SPR (the "Merger"). Upon consummation of the Merger, shares of the Registrant's common stock became issuable pursuant to an exchange ratio which provided that each outstanding shares of SPR common stock, $.01 par value would be exchanged for 1.085 shares of the Registrant's common stock, $.01 par value. The Merger was structured to qualify as a reorganization under Section 368(a) of the Internal Revenue Code of 1986, as amended.

Item 3.  Bankruptcy or Receivership

     Not applicable.

Item 4.  Changes in Registrant's Certifying Accountant

     Not applicable.

Item 5.  Other Events

     Not applicable

Item 6.  Resignation of Registrant's Directors

     Not applicable.

Item 7.  Financial Statements and Exhibits

     (a) Financial Statements of Business Acquired.

     The SPR audited financial statements as of December 31, 1998 and 1999 and for the years ended December 31, 1997, 1998 and 1999 are incorporated by reference to Registrant's Registration Statement on Form S-4 as filed with and declared effective by the Securities and Exchange Commission (File No. 333-31470).

     (b)  Pro Forma Financial Information.

     The Unaudited Pro Forma Financial Information as of January 31, 2000 and for the year ended January 31, 2000 are incorporated by reference to Registrant's Registration Statement on Form S-4 as filed with and declared effective by the Securities and Exchange Commission (File No. 333-31470).



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     (c) Exhibits.

     2.1 Agreement and Plan of Merger, dated January 27, 2000, by and among the Registrant, Brassie Corporation and SPR, is incorporated by reference to Registrant's Registration Statement on Form S-4 as filed with and declared effective by the Securities and Exchange Commission (File No. 333-31470).

Item 8.  Change in Fiscal Year

     Not applicable.

Item 9.  Sales of Equity Securities Pursuant to Regulation S

     Not applicable.

                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


     Dated:  June 12, 2000

                                  LEAPNET, INC.
                                  (Registrant)

                                  /s/   Robert C. Bramlette
                                  -----------------------------
                                        Robert C. Bramlette
                                        Chief Legal Officer

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